Commitments and contingencies	12 Months Ended
Dec. 31, 2019
Commitments and contingencies
Commitments and contingencies

28    Commitments and contingencies

(i)  Legal proceedings

The Company is party to labor and tax litigation in progress, which arise during the ordinary course of business. The provisions for probable losses arising from these matters are estimated and periodically adjusted by Management, supported by the opinion of its external legal advisors.

	Labor	Taxes	Total
Balance at December 31, 2017	—	—	—
Additions	17	124	141
Reversals	—	(10)	(10)
Balance at December 31, 2018	17	114	131
Additions	209	145	354
Reversals	(104)	(130)	(234)
Balance at December 31, 2019	122	129	251

As of December 31, 2019, the Company was party to lawsuits classified as possible losses totaling R$ 7,209 (2018: R$ 5,170), as shown below:

	2019	2018
Civil (a)	6,113	4,425
Labor (b)	1,096	745
Total	7,209	5,170

(a)	The civil proceedings relate mainly to customer claims, including those related to the early termination of certain agreements, among others.
(b)

The labor proceedings to which the Company is a party were filed by former employees or suppliers and third-party service providers’ employees seeking joint liability for the acts of the Company’s suppliers and service providers.

On September 19, 2019, Mr. Ulisses Borges Cardinot, the non-controlling shareholder in our subsidiary, International School, filed a request for arbitration with the Center for Arbitration and Mediation of the Chamber of Commerce Brazil-Canada in Brazil against Arco Platform Limited, EAS Educação S.A. and Arco Educação S.A. This request for arbitration is purporting to assert the non-controlling shareholder’s rights related to the calculation of the purchase price under the Investment Agreement; however, due to its early stage, it is not possible to confirm which claims will be asserted.

Due to the arbitration proceeding and based on standard IAS 37 Provisions, contingent liabilities and contingent assets, the Company understands that the circumstances, risks and uncertainties of the arbitration must be taken into consideration in order to reach the best estimate of the liability. Contingencies should be reevaluated at each balance sheet date and adjusted to reflect the best current estimate. Thus, in light of the current early stage of the proceeding and the range of potential outcomes, the calculation methodology of the estimate has remained unchanged, consistent with the estimate previously calculated and reported.

Based on this analysis, the Company has recorded the provision at the present value of the amount considered the appropriate estimate of the amount payable to the non-controlling shareholder upon the exercise of the put option and discounted to present value. The provision is calculated based on the realized EBITDA for the school year of 2019 (first installment) and the projected EBITDA for school year of 2020 (second installment), both, net of debts, as determined in the agreement. The school year is defined as the twelve-month period starting in October of the previous year to September of the mentioned current year. The first installment would be paid in the first half of 2020 and the second installment in the first half of 2021. The Company performed a review of previous operations projections, and based on the new projected numbers, the liability increased by R$ 89,403 in 2019 and was recorded as financial expense as described in note 17a. During 2019, the Company recognized R$33,909 of interest related to the liability.

The Company’s review of previous operations projections as described above was performed with no change to the accounting criteria applied to prior financial periods. The operation projections may vary in subsequent financial periods depending on the application of the agreement and the outcome of the arbitration, and the final basis of calculation of its financial liability and will be updated accordingly in its financial statements for future financial periods.